                          ALLMERICA INVESTMENT TRUST
     (SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2001)

Effective June 1, 2001, Massachusetts Financial Services Company ("MFS") and Jennison Associates LLC ("Jennison") will replace Nicholas-Applegate Capital Management, L.P. ("Nicholas-Applegate") as Sub-Advisers of the Select Aggressive Growth Fund (the "Fund") of Allmerica Investment Trust (the "Trust"). MFS and Jennison each will independently manage its own portion of the Fund's assets.

Item 12 under "Investment Restrictions and Policies" on page 9 is deleted.

The last sentence on page 9 under "Securities Lending" is amended to read:

However, loans are made only to firms deemed by the Fund's investment manager to be of good standing, and when, in the judgment of the Fund's investment manager, the consideration which can be earned currently from such securities loans justifies the attendant risk.

The fourth paragraph of page 10 under "Foreign Securities" is amended to add the following sentence:

ADRs and other similar receipts are not subject to a Fund's limitation on foreign securities, if any.

The section "Investment Management and Other Services" starting on page 25 is amended to delete the information about Nicholas-Applegate and add the following:

MFS, which is located at 500 Boylston Street, Boston, MA 02116, was founded in 1924 with the creation of Massachusetts Investors Trust, which was America's first mutual fund. In 1982, MFS became a subsidiary of Sun Life Assurance Company of Canada. As of December 31, 2000, MFS had approximately $147 billion in assets under management.

Jennison, a wholly-owned subsidiary of The Prudential Insurance Company of America, is located at 466 Lexington Avenue, New York, NY 10017. As of December 31, 2000, Jennison had approximately $81 billion in assets under management.

For its services, MFS will receive a fee computed daily and paid quarterly at an annual rate based on the average daily net assets of the Select Aggressive Growth Fund that MFS manages, under the following schedule:

Assets                                  Rate
------                                  ----

First $150 Million....................  0.425%
Next $450 Million.....................  0.40%
Over $600 Million.....................  0.35%

For its services, Jennison will receive a fee computed daily and paid quarterly at an annual rate based on the average net assets of the Select Aggressive Growth Fund that Jennison manages, under the following schedule:

Assets                                  Rate
------                                  ----

First $100 Million....................  0.45%
Next $400 Million.....................  0.40%
Over $500 Million.....................  0.35%





Dated: May 15, 2001



                                       2